Exhibit 10.11

LORD ABBETT PRIVATE CREDIT FUND

FORM OF SELLING DEALER AGREEMENT

Lord Abbett Distributor LLC (the “Placement Agent”) serves as placement agent for Lord Abbett Private Credit Fund, a Delaware statutory trust (the “Company”), pursuant to a placement agent agreement with the Company. [●] (“Dealer”) and the Placement Agent hereby agree that Dealer will participate in the distribution of common shares of beneficial interest of the Company, described in Exhibit C hereto (“Shares”), subject to the terms of this selling dealer agreement (“Agreement”), dated as of the [●] day of [●], 202[●].

The Company is conducting a private placement offering (the “Offering”) of the Shares in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

Section 1. LICENSING

(a) Dealer represents and warrants that: (i) it is a broker-dealer registered with the Securities and Exchange Commission (“SEC”); (ii) it is a member in good standing of the Financial Industry Regulatory Authority (“FINRA”); (iii) if applicable, it is licensed by the appropriate regulatory agency of each state or other jurisdiction in which it will offer and sell Shares; and (iv) if applicable, each of its principals, directors, officers, employees, and agents who will participate or otherwise be involved in the offer or sale of the Shares or the performance of its duties and activities under this Agreement is either appropriately licensed or exempt from such licensing requirements by the appropriate regulatory agency of each state or other jurisdiction in which it will offer and sell Shares.

(b) Dealer agrees that: (i) termination or suspension of its registration with the SEC; (ii) termination or suspension of its membership with FINRA; or (iii) termination or suspension of its license to do business by any state or other jurisdiction in which the Shares are offered shall cause the automatic termination of this Agreement. Dealer further agrees to notify the Placement Agent promptly in writing of any such action or event.

(c) Dealer agrees that this Agreement is in all respects subject to the Conduct Rules of FINRA and such Conduct Rules shall control any provision to the contrary in this Agreement. Without limiting the generality of the foregoing, Dealer acknowledges that, subject to the indemnification described in Section 9 of this Agreement, the Placement Agent does not have any responsibility for the manner of Dealer’s performance of, or for acts or omissions in connection with, the duties and activities performed by Dealer under this Agreement.

(d) Dealer agrees to be bound by, and to comply with, all applicable federal, state and foreign jurisdiction laws and all rules and regulations promulgated thereunder generally affecting the sale or distribution of Shares of the Company, including, but not limited to, securities laws, anti-money laundering laws and regulations and applicable guidance issued by the Department of the Treasury, the SEC and FINRA identified herein.

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Section 2. ORDERS

(a) Dealer agrees to offer and sell Shares to its customers (“Clients”) only at the then-current net asset value applicable to such Shares plus any applicable sales load or brokerage commission in effect at the time of each transaction as described in the Company’s confidential private placement memorandum, dated as of [●], 2024 (as amended or supplemented from time to time) (the “Private Placement Memorandum”). The procedures relating to all orders and the handling of each order (including the manner of computing the net asset value of Shares and the effective time of orders received from Dealer) are subject to the terms of the Private Placement Memorandum, and to the extent that the Private Placement Memorandum contains provisions that are inconsistent with such terms in this Agreement or any other document, the terms of the Private Placement Memorandum shall be controlling.

(b) In all offers and sales of the Shares to prospective investors, Dealer will not act as broker or agent for, or employee of, the Placement Agent or the Company, and Dealer will not represent to any third party that Dealer has such authority or is acting in such capacity.

(c) All orders for the purchase and sale of Shares are subject to acceptance by the Placement Agent in its sole discretion and become effective upon written confirmation by the Placement Agent. The Placement Agent reserves the right not to accept any specific order for the purchase or sale of Shares for any reason or no reason. Upon any such rejection, the Placement Agent shall advise Dealer of such rejection as soon as is reasonably practicable.

(d) Dealer agrees that payment for orders from Dealer Shareholders (defined in Section 4(b) below) for the purchase of Shares will be made as described in the Private Placement Memorandum or as otherwise agreed by the Placement Agent and Dealer herein and from time to time. On the date on which payment for Shares is to be received by the Company, Dealer will remit to an account designated by the Placement Agent the purchase order amount due to the Company with respect to the issuance of Shares as determined by the Placement Agent in accordance with the terms of the Private Placement Memorandum. If payment for any purchase order is not so received, the Placement Agent may cancel the sale without notice.

(e) The Placement Agent reserves the right at any time to suspend the sale of Shares or to withdraw or limit the Offering of Shares, and, if the Placement Agent exercises this right, the Placement Agent shall provide to Dealer prompt written notice of such exercise. Dealer agrees that upon such suspension by the Placement Agent at any time, Dealer will suspend its offer and sale of Shares and will resume its offer and sale of Shares hereunder only upon subsequent request of the Placement Agent.

(f) Dealer acknowledges that the Company will make quarterly Tender Offers (defined in Section 5(a) below) for the repurchase of Shares from time to time as described in the Private Placement Memorandum and Section 5 of this Agreement. Dealer acknowledges that such Tender Offers represent the only expected liquidity opportunity for holders of Shares.

(g) Dealer agrees that it will not engage a sub-selling agent to assist it in the offer or sale of Shares without the prior written consent of the Placement Agent. Any approved sub-selling agent shall be required to enter into an agreement with Dealer which agreement shall be subject to the Placement Agent’s approval.

Section 3. DUTIES OF DEALER

(a) Dealer agrees to deliver to each of its Clients making purchases, prior to the time of sale of Shares to such Clients, a copy of the Private Placement Memorandum and a fee disclosure statement.

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(b) Dealer agrees to record on the order the date and time on which the order for the purchase or sale of Shares was received by Dealer, and to forward promptly such orders to the Placement Agent in time for processing at the price next determined after receipt of such orders by Dealer, in each case as described in the Private Placement Memorandum.

(c) Dealer agrees not to withhold intentionally the placing of orders by its Clients for Shares with the Placement Agent so as to profit itself as a result of such inaction.

(d) Dealer agrees to maintain records of all purchases and sales of Shares made through Dealer for at least the period required under applicable law and to furnish the Placement Agent with copies of such records upon its request and, upon request from a regulatory authority or as required under applicable law, to furnish such regulatory authority with copies of such records.

(e) Dealer agrees that it will not make any conditional orders for the purchase or repurchase of Shares and acknowledges that the Placement Agent will not accept conditional orders for Shares.

(f) Except as otherwise agreed by Dealer and the Placement Agent, the parties agree that all out-of-pocket expenses incurred by such party in connection with its activities under this Agreement will be borne by such party.

(g) If the Placement Agent believes that a Dealer Shareholder’s contact information has changed, the Placement Agent may request such information from Dealer but has no obligation to do so. Dealer agrees that if Dealer or a Dealer Shareholder does not provide to the Placement Agent any changes in Dealer Shareholder account information, or if it or a Dealer Shareholder fails to provide any backup documentation that the Placement Agent reasonably requests to verify changes to a Dealer Shareholder’s account information, then the Placement Agent will continue to rely upon the account information without giving effect to any changes, and the Placement Agent will not have any liability whatsoever for continuing to rely upon such information.

Section 4. DEALER COMPENSATION

(a) Sales Charges/Dealer Concessions. On each purchase of Shares by Clients from the Placement Agent, the total sales charges and dealer concessions or commissions, if any, payable to Dealer shall be in the rates set forth on Exhibit C hereto. Except as otherwise noted in this Section 4, neither the Company nor the Placement Agent shall have the right to reduce or waive any of the sales load or brokerage commission payable by Clients to Dealer. The Placement Agent agrees that Dealer shall receive the upfront sales load or brokerage commission, if any, directly from Clients. The Placement Agent shall not have any liability to Dealer for such upfront sales load or brokerage commission, and Dealer is solely responsible for retaining such compensation due to Dealer from the subscription funds received by Dealer from its Clients for the purchase of Shares in accordance with the terms of this Agreement.

(b) Suspension/Elimination of Compensation. Dealer acknowledges and agrees that the Company may, upon thirty (30) days’ prior written notice to the Placement Agent, suspend or eliminate the payment of any dealer compensation, by amendment or supplement to the Private Placement Memorandum, except that the Company may, without prior notice to the Placement Agent, suspend or eliminate the payment of any compensation or other dealer compensation, by amendment or supplement to the Private Placement Memorandum in cases where such suspension or elimination is required (a) pursuant to the dictates of any relevant regulatory agency with jurisdiction over the Company or Dealer or (b) otherwise by operation of law. The Placement Agent agrees to notify Dealer promptly upon receiving notice

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of any suspension or elimination of the payment of any compensation to the Placement Agent or Dealer by the Company.

(c) FINRA Rules. Dealer will comply with all applicable rules set forth in the FINRA rulebook (the “FINRA Rules”).

(d) Dealer agrees that it will monitor on an ongoing basis the receipt of underwriting compensation, if any, set forth in the Private Placement Memorandum in connection with the distribution of Shares and will report thereon to the Placement Agent no less frequently than quarterly.

(e) Except as noted in this Agreement, no portion of the compensation paid to Dealer by the Placement Agent hereunder shall be remitted or otherwise paid to any third party by Dealer without the prior written consent of the Placement Agent, which consent may be withheld in the sole discretion of the Placement Agent. Except as noted in this agreement, Dealer will not accept any direct or indirect compensation from any person or entity other than as set forth in Section 4 hereof in connection with the offer or sale of Shares without the prior written agreement of the Placement Agent.

Section 5. REPURCHASES

(a) Dealer acknowledges that the Company intends, but is not obligated, to conduct quarterly tender offers for up to 5% of its Shares outstanding (either by number of shares or aggregate net asset value) as of the close of the previous calendar quarter at a price equal to the net asset value per Share as of the last calendar day of the applicable quarter, in the sole discretion of the board of trustees of the Company (the “Board of Trustees”) and as described in the Private Placement Memorandum (the “Tender Offer”).

Dealer agrees to inform its Clients that any Tender Offer notifications shall be posted to the Placement Agent’s website at www.[        ].com and the Company’s shareholder website at www.[        ].com, and Dealer agrees to transmit repurchase requests from its Clients to the Company or its transfer agent or other designee by the applicable Tender Offer deadline as specified in the Private Placement Memorandum and such notification. Dealer expressly acknowledges and agrees that Shares will not be repurchased by the Company (other than through Tender Offers, or other tender offers from time to time, if any) or the Placement Agent, and that no secondary market for the Shares exists currently or is expected to develop, and therefore that the Shares have very limited liquidity and are appropriate only as a long-term investment. Dealer also expressly acknowledges and agrees that, in the event one or more of its Clients cancel their order for Shares of the Company after confirmation, such Shares may not be repurchased, remarketed or otherwise disposed of by or through the Placement Agent. Any representation as to the Tender Offer or other tender offer by the Company, other than that which is set forth in the Private Placement Memorandum or a Tender Offer notice issued by the Company, is expressly prohibited.

(b) Dealer acknowledges that Dealer shall be responsible for communicating all necessary information to its Clients regarding whether Shares in the Company are a suitable investment for such Client including, without limitation, information regarding the limited liquidity of the investment as referenced above and in the Private Placement Memorandum. In offering Shares, Dealer will comply with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.

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Section 6. PROVISION OF MATERIALS AND COMPANY INFORMATION

(a) Dealer agrees that neither it nor any of its affiliates or their principals, directors, officers or employees, is authorized to give any information or make any representations concerning the Shares, the Company and/or the Placement Agent, except as set forth in this Section 6.

(b) Offering Materials. The Placement Agent acknowledges and agrees that Dealer may deliver Offering Materials (as defined below) to Clients and/or otherwise use such materials with Clients for marketing or other purposes. At its expense, the Placement Agent will furnish Dealer with reasonable quantities of the Private Placement Memorandum, materials relating to any tender offer, periodic reports to Company shareholders, and marketing and other materials that the Placement Agent has prepared related to the Company (collectively, “Offering Materials”), and if any of the foregoing documents are amended or supplemented, the Placement Agent will promptly notify Dealer in writing and provide Dealer with reasonable quantities of such amended documents or supplements at no cost to Dealer. Dealer agrees that it will not show or give to any Client or prospective client or reproduce any material or writing which is supplied to it by the Placement Agent and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Shares. Dealer agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Company in writing, other than the Private Placement Memorandum and the Offering Materials.

(c) Dealer-Supplied Company Materials. The Placement Agent acknowledges and agrees that Dealer may deliver Dealer-Supplied Company Materials (as defined below) to Clients and/or otherwise use such materials with Clients for marketing or other purposes. As used herein, the term “Dealer-Supplied Company Materials” shall include any materials prepared by Dealer or its affiliates that (i) relate to the Company, (ii) are not Research Reports (as defined in Section 6(d)) and (iii) either only contain the name of the Company or have been approved in writing by the Placement Agent. For the avoidance of doubt, any description of the Company contained in Dealer-Supplied Company Materials beyond just the name of the Company must be approved in writing by the Placement Agent in advance of its use.

(d) Research Reports. The Placement Agent acknowledges that Dealer may prepare research reports relating to the Company that are not to be used for marketing purposes (“Research Reports”). The Placement Agent hereby authorizes Dealer to use the name of the Company and the Placement Agent in Research Reports. Dealer agrees to provide such Research Reports to the Placement Agent upon the Placement Agent’s request.

(e) Use of Name. Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Placement Agent of any consent that would otherwise be required under applicable law prior to the use by Dealer of the name or identifying mark of “Lord Abbett” (or any derivation thereof). Notwithstanding the foregoing, this Section 6(e) shall not prohibit or limit Dealer or its affiliates from making statements required by law or regulation, as determined by Dealer (or such affiliate) in its sole discretion. The Placement Agent will not use any company name, trade name, or service mark or logo of Dealer and/or its affiliates without prior written consent of such Dealer and/or its affiliate.

Section 7. NO REGISTRATION OF SHARES

(a) The Shares have not been registered under the Securities Act, the securities laws of any other state or the securities laws of any other jurisdiction, but will be offered and sold in reliance on an exemption from the registration requirements of the Securities Act and any other applicable laws pursuant to the Private Placement Memorandum. The Shares are being offered and sold (i) under the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated

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thereunder and other exemptions of similar import in the laws of the states and jurisdictions where the Offering will be made, to persons who are “accredited investors” within the meaning of Regulation D under the Securities Act, and/or (ii), upon prior written consent of the Company, outside the United States in accordance with Regulation S under the Securities Act. Neither the Company, the Placement Agent nor the Dealer shall take any action that (i) causes the offering of the Shares to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act and/or any regulations promulgated thereunder or (ii) causes the offering of Shares to lose its exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act.

(b) The Placement Agent will be responsible for the exemption of the Shares under all applicable laws, rules or regulations in all jurisdictions or states in which Shares shall be offered and/or sold.

(c) The Placement Agent acknowledges that Dealer intends to offer the Shares in each state within the United States. The Placement Agent shall furnish Dealer, upon request, information identifying the states or jurisdictions in which it is believed that all necessary notice and exemptive filings for Shares have been made under applicable securities laws such that offers and sales of Shares may be made in such states or jurisdictions. If the Shares may not be offered in any particular jurisdiction in the United States, the Placement Agent will promptly notify Dealer.

(d) Notwithstanding anything to the contrary herein, Dealer shall not offer the Shares or transact orders for Shares in any jurisdiction other than the states within the United States, except as may otherwise be consented to by the Placement Agent in writing on a case-by-case basis. [The Placement Agent hereby consents to Dealer’s private offer of Shares, subject to applicable law, in the designated non-U.S. jurisdictions (“Designated Jurisdictions”) listed in Exhibit D. The Placement Agent may modify the jurisdictions listed on Exhibit D with notice to Dealer.] Dealer agrees not to offer the Shares or transact orders for Shares in any other jurisdictions in which it has not been informed in writing by the Placement Agent that Shares may be sold or in which it and its personnel are not authorized to sell Shares.

(e) To the extent Dealer conducts marketing efforts in non-U.S. jurisdictions, Dealer shall, at its own expense, comply with the applicable laws, rules and regulations of each such jurisdiction (including, without limitation, those related to securities offerings private placements, anti-money laundering and sanctions, and investor suitability, hereinafter referred to as “Foreign Offering Laws”) in connection with such marketing efforts, and to the extent Dealer offers or sells Shares in non-U.S. jurisdictions, Dealer shall, at its own expense, comply with Foreign Offering Laws in connection with such offers or sales of Shares, including, without limitation, the monitoring of any numeric limits required by such jurisdiction. In connection with such monitoring, Dealer agrees to reasonably cooperate with and provide information to the Placement Agent to enable the Placement Agent to monitor compliance with such numeric limits, as the Placement Agent may request. Dealer agrees that it will not take any action that would require the Company, Lord Abbett Private Credit Advisor LLC, or the Placement Agent to become registered in any jurisdiction, or otherwise require any action on the part of the Company, Lord Abbett Private Credit Advisor LLC, or the Placement Agent (including the marketing, solicitation or offering of the Shares in any non-U.S. jurisdiction that is not a Designated Jurisdiction), unless previously agreed in writing by the Placement Agent. For the avoidance of doubt, no party hereto shall be required to conduct marketing activities or be licensed in any new non-U.S. jurisdiction where it is not offering Shares or so licensed as of the date hereof without such party’s consent.

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Section 8. REPRESENTATIONS AND WARRANTIES

(a) In addition to the representations and warranties found elsewhere in this Agreement, the Placement Agent represents, warrants and agrees that:

(i) It is a limited liability company duly organized and existing and in good standing under the laws of New York and is duly registered or exempt from registration as a broker-dealer in all states and jurisdictions in which it provides services as a non-exclusive placement agent for the Company.

(ii) It is empowered under applicable laws and its organizational documents to enter into this Agreement and perform all activities and services of Placement Agent provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting the Placement Agent’s ability to perform under this Agreement.

(iii) The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein and in the Private Placement Memorandum, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which the Placement Agent is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.

(iv) If any of the representations set forth in this Section 8 or Section 10 at any time ceases to be true, the Placement Agent shall promptly notify Dealer of this fact in writing. Such notice shall be provided in accordance with Section 18.

(b) In addition to the representations and warranties found elsewhere in this Agreement, Dealer represents, warrants and agrees that:

(i) It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Dealer is organized.

(ii) It is empowered under applicable laws and by its organizational documents to enter into this Agreement and perform all activities and services of Dealer provided for herein and that there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Dealer’s ability to perform under this Agreement.

(iii) The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein and in the Private Placement Memorandum, including the issuance and sale of the Shares, will not constitute a breach of, or default under, any agreement or instrument by which Dealer is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.

(iv) All requisite actions have been taken to authorize Dealer to enter into and perform this Agreement.

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(v) All litigation and regulatory actions involving Dealer and its affiliates that are material to Dealer’s provision of the services described herein have been disclosed to the Placement Agent.

(vi) Shares are available for purchase by persons meeting the suitability standards described in the Private Placement Memorandum. Dealer will offer Shares only to persons who meet the respective suitability standards, minimum investment requirements, and investor qualifications for the Shares as set forth in the Private Placement Memorandum and in accordance with the Offering and conditions contained therein, or in any suitability letter or memorandum sent to it by the Company or the Placement Agent. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), and the Placement Agent’s written consent for Dealer to offer Shares in such jurisdiction, Dealer represents, warrants and covenants that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, Dealer will comply with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.

(vii) Dealer further represents, warrants and covenants that neither Dealer, nor any person associated with Dealer, shall offer or sell Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (a) applicable provisions described in the Private Placement Memorandum, including status as an “accredited investor”; (b) applicable laws of the jurisdiction of which such investor is a resident; or (c) applicable FINRA Rules. The Dealer agrees to ensure that, in recommending the purchase, sale or exchange of Shares to an investor, the Dealer, or a person associated with the Dealer, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, any applicable non-U.S. jurisdiction, FINRA or either Company) concerning his or her age, investment objectives, other investments, financial situation and needs and any other information known to the Dealer, or person associated with the Dealer, that (i) the investor can reasonably benefit from an investment in the Shares based on the investor’s overall investment objectives and portfolio structure, (ii) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation and (iii) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Shares, (C) the lack of liquidity of the Shares, (D) the background and qualifications of Lord Abbett Private Credit Advisor LLC or the persons responsible for directing and managing the Company and (E) the tax consequences of an investment in the Shares. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of such fiduciary account; and the purchaser of Shares has a substantive pre-existing relationship with the Dealer pursuant to Regulation D under the Securities Act. The Dealer further represents, warrants and covenants that Dealer, or a person associated with Dealer, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by Dealer, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. Dealer agrees to retain such documents and records in Dealer’s records for a period of six (6) years from the date of the applicable sale of Shares and to make such documents and records available to

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(i) the Placement Agent and the Company, or any one of them, upon request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. Dealer further represents, warrants and covenants that it will notify the Placement Agent in writing if an investment in the Shares becomes no longer suitable or appropriate for a proposed investor prior to the acceptance of the order by the Company. Dealer shall not purchase any Shares for a discretionary account without obtaining the prior written approval of Dealer’s customer and his or her signature on the Company’s subscription agreement.

(viii) Dealer shall notify the Placement Agent, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to Shares offered hereunder against Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Dealer, within the meaning of Section 15 of the Securities Act.

(ix) As of the date hereof and at any time during the term of this Agreement, Dealer shall take reasonable steps to ensure that all Dealer-Supplied Company Materials do not and will not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

(x) Dealer acknowledges and agrees that the marketing and sale of Shares (A) will rely on Rule 506(b) under Regulation D under the Securities Act as a safe harbor from registration under Securities Act, and/or (B) upon prior written consent of the Company, such activities outside the United States will be conducted in accordance with Regulation S under the Securities Act. The Dealer represents, warrants and covenants that it will not offer or sell Shares by means of any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D under the Securities Act). This prohibition includes, but is not limited to, any mass mailing, any advertisement, article or notice published in any magazine, newspaper or newsletter (including any internet site that does not comply with procedures required to prevent a public solicitation of the Shares), and any seminar or meeting where the attendees are invited by any mass mailing, general solicitation or advertising (each, a “Public Dissemination”). Neither Dealer nor any of its principals, managers, employees or agents, shall offer or sell Shares by any form of Public Dissemination, both in or from the U.S. or in any non-U.S. (foreign) jurisdiction. Dealer shall not mention the Company, the Shares, or any information about Dealer’s duties under this Agreement in any public medium, including any newspaper, on radio, television, social media or any internet site that does not comply with procedures required to prevent a public solicitation of the Shares or otherwise, unless required by law or any regulatory authority. Additionally, Dealer represents that it shall share materials only with clients in which it has established a substantive pre-existing relationship.

(xi) Dealer has and maintains policies, procedures, and internal controls that are reasonably designed to ensure that no person identified in Exhibit E-1 as being subject to disqualification is permitted to participate in any offerings by the Company pursuant to Rule 506 of Regulation D under the Securities Act.

(xii) Dealer represents and warrants that, except as set forth on Exhibit E-3, none of Dealer nor any person identified in Exhibit E-1 is the subject of any of the acts enumerated in Rule 506(d)(i) through (viii) (each, a “Disqualifying Event”) or is the subject of a Disqualifying Event that occurred before [ ].

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(xiii) Unless Dealer or a person identified in Exhibit E-1 has received a waiver of disqualification pursuant to Rule 506(d)(2)(ii) or (iii), (x) Dealer shall promptly notify the Placement Agent if it is or becomes, or it becomes aware of any person identified in Exhibit E-1 who is or becomes, the subject of a Disqualifying Event, and (y) immediately upon becoming aware of a Disqualifying Event occurring on or after [ ] with respect to a person identified in Exhibit E-1 that is a natural person, the Dealer shall prevent any such person(s) from continuing to participate in any offering of the Company.

(xiv) Dealer shall, from time to time, upon reasonable written request from the Placement Agent (or its representative), provide a representation letter to the Company substantially in the form attached hereto as Exhibit E-2.

(xv) If any of the representations set forth in this Section 8 or Section 10 at any time ceases to be true, Dealer shall promptly notify the Placement Agent in writing of this fact. Such notice shall be provided in accordance with Section 18.

Section 9. INDEMNIFICATION

(a) The Placement Agent will indemnify, hold harmless, and defend Dealer, its affiliates and their respective officers, directors, partners, members, shareholders, employees and agents (the “Covered Persons”) from and against any losses, claims, damages or liabilities (or actions in respect thereof) (“Covered Claims”) arising directly out of or relating to (i) any untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in any of the Offering Materials (other than untrue statements or alleged untrue statements in or omissions or alleged omissions from information relating to a Covered Person furnished in writing by or on behalf of such Covered Person for use in materials furnished or made available to a Client), (ii) any material breach by the Placement Agent of any representation, warranty or agreement contained in this Agreement, or (iii) any willful misconduct, fraud or gross negligence by the Placement Agent in the performance of, or failure to perform, its obligations under this Agreement; provided that in the case of any of (i)-(iii), the Placement Agent will not be liable to nor have any indemnification obligation to any Covered Person for the portion of any Covered Claim that is the result of any Covered Person’s material breach of this Agreement, bad faith, fraud, willful misconduct or gross negligence in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement (the “Disabling Conduct”); provided further that any amounts for reimbursement of expenses advanced to a Covered Person resulting from this Section 9(a) will be repaid to the Placement Agent in the event that such expenses resulted from Disabling Conduct.

(b) Dealer will indemnify, hold harmless, and defend the Company, the Placement Agent, their affiliates and their respective officers, directors, partners, members, shareholders, employees and agents (the “Lord Abbett Covered Persons”) from and against any losses, claims, damages or liabilities (or actions in respect thereof) (“Lord Abbett Covered Claims”) arising directly out of or relating to (i) any untrue statement of material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading by Dealer or any Representative (as defined in Section 11(b)) of Dealer, including, but not limited to, statements in any Research Report or Dealer-Supplied Company Materials (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information related to a Lord Abbett Covered Person furnished in writing by or on behalf of such Lord Abbett Covered Person for use in materials furnished or made available to Clients), (ii) any material breach by Dealer or any Representative of Dealer of any representation, warranty or agreement contained in this Agreement, or (iii) any willful misconduct, fraud

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or gross negligence by Dealer, a Representative of Dealer or any of their respective affiliates in the performance of, or failure to perform, its obligations under this Agreement; provided that in the case of any of (i)-(iii), Dealer will not be liable to and will not have any indemnification obligation to any Lord Abbett Covered Person for the portion of any Lord Abbett Covered Claim that is the result of any Lord Abbett Covered Person’s material breach of this Agreement, bad faith, fraud, willful misconduct or gross negligence in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement (the “Lord Abbett Disabling Conduct”); provided further that any amounts for reimbursement of expenses advanced to a Lord Abbett Covered Person resulting from this Section 9(b) will be repaid to Dealer in the event that such expenses resulted from Lord Abbett Disabling Conduct.

(c) Promptly after receipt of notice of any claim or complaint or the commencement of any action or proceeding with respect to which an indemnified party is entitled to seek indemnification hereunder, the indemnified party will notify the indemnifying party in writing of such claim or complaint or the commencement of such action or proceeding, but failure to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have hereunder or otherwise, except to the extent that such failure materially prejudices the indemnifying party’s rights with respect to such claim. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit so brought, which defense will be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party or parties. The parties hereto agree that if the indemnifying party shall fail to notify the indemnified party that it shall undertake to defend any claim within a reasonable time after its receipt of written notice of such claim, the indemnified party will have the right to undertake the defense of such claim on behalf of, and for the account and at the risk of, the indemnifying party. In the event that the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties will bear the fees and expenses of any additional counsel thereafter retained by it or them. In the event that (i) the indemnifying party elects to assume the defense of such an action or proceeding and the indemnified party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or (ii) the indemnifying party chooses not to assume the defense of the action or proceeding, then the indemnified party may engage separate counsel reasonably satisfactory to the indemnifying party to represent or defend such indemnified party in any such action or proceeding and the indemnifying party will pay the fees and disbursements of such counsel; provided, however, that the indemnifying party will not be required to pay the fees and disbursements of more than one separate counsel for all indemnified parties in each jurisdiction in any single action or proceeding. Subject to the preceding sentence, in any action or proceeding the defense of which the indemnifying party assumes, the indemnified party will have the right to participate in such litigation and to retain its own counsel at such indemnified party’s own expense.

(d) Neither the indemnifying party nor the indemnified party will, without the prior written consent of the other party (which consent will not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (a “Judgment”), whether or not the indemnifying party or the indemnified party is an actual or potential party to such claim, action, suit or proceeding; provided, however, each indemnifying party shall have the right to settle or compromise or consent to the entry of any Judgment if such settlement, compromise or consent (i) shall include an unconditional release of the indemnified party and each other indemnified party hereunder from all liability arising out of such claim, action, suit or proceeding, (ii) shall not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the indemnified party or any other indemnified party, and (iii) shall not impose any continuing obligations or restrictions on the indemnified party or any

11

other indemnified party. The indemnifying party shall not be liable for any settlement of any action effected without its prior written consent (which consent will not be unreasonably withheld or delayed).

(e) The foregoing indemnity will be in addition to any rights that the parties may have at common law or otherwise.

(f) IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES.

Section 10. ANTI-MONEY LAUNDERING & UK BRIBERY ACT RESPONSIBILITIES

(a) Dealer represents that it will comply fully with all applicable currency reporting, anti-money laundering, anti-corruption and anti-terrorist laws and regulations, and any other applicable laws, rules, regulations and interpretations of any other applicable regulatory or self-regulatory body.

(b) Dealer has in place internal controls, policies, and procedures (”AML Program”) that are reasonably designed to detect, identify, and report illegal activity, including money laundering, and further represents that it has implemented, complies with and will comply with anti-money laundering policies and procedures that satisfy and will continue to satisfy the requirements of applicable anti-money laundering and “know your customer” laws, rules and regulations (the “AML Laws”), including, without limitation, the Bank Secrecy Act (as amended by, among other acts, the U.S. International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Act”), and the Anti-Money Laundering Act of 2020), the U.S. International Emergency Economic Powers Act, the U.S. Trading with the Enemy Act and the U.S. Foreign Corrupt Practices Act, as each may be amended from time to time. Dealer represents that the AML Program, at a minimum: (1) designates a compliance office to administer and oversee the AML Program; (2) provides ongoing employee training; (3) includes an independent audit function to test the effectiveness of the AML Program; (4) establishes internal policies, procedures, and controls that are tailored to its particular business; (5) includes appropriate risk-based procedures for conducting ongoing customer due diligence, to include, but not be limited to, understanding the nature and purpose of customer relationships for the purpose of developing a customer risk profile; and conducting ongoing monitoring to identify and report suspicious transactions and, on a risk-basis, to maintain and update customer information, including beneficial owners of legal entity customers; (6) a Customer Identification Program (“CIP”) consistent with the rules under Section 326 of the Act and procedures to verify the identity of beneficial owners of legal entity customers consistent with 31 C.F.R. 1010.230 (“Beneficial Ownership Requirements”); (7) provides for the filing of all necessary anti-money laundering reports including, but not limited to, suspicious activity reports; and (8) provides for screening Clients against the lists issued pursuant to Section 314(a) of the Act, lists maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control or other sanctions lists and any other government list that is or becomes required under the AML Laws. Dealer acknowledges and agrees that none of the Placement Agent, Lord Abbett Private Credit Advisor LLC, the Company or their respective administrator(s) is responsible for CIP or Beneficial Ownership Requirements with respect to all Dealer Shareholders and that all Dealer Shareholders are customers of the Dealer and not of the Placement Agent, the Company or their respective administrator(s) for purposes of CIP requirements and Beneficial Ownership Requirements.

12

(c) Dealer represents and warrants that it has policies, procedures and internal controls in place that are reasonably designed to comply with the UK Bribery Act, the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), and, where applicable, legislation enacted by member States and signatories implementing the OECD Convention Combating Bribery of Foreign Officials, or any similar statute, rule or policy applicable in any jurisdiction in which Dealer engages in any activity hereunder (collectively, the “Anti-Corruption Laws”). Dealer represents and warrants that it has, and will maintain at all times during the term of this Agreement, policies, procedures, and internal controls in place that are reasonably designed to comply with applicable Anti-Corruption Laws, including applicable provisions of the FCPA.

(d) At any time upon the Placement Agent’s request, Dealer hereby agrees to furnish (i) a copy of its AML Program to the Placement Agent for review, and (ii) a copy of the findings and any remedial actions taken in connection with Dealer’s most recent independent testing of its AML Program. Dealer also agrees to notify the Placement Agent if it becomes aware that any Dealer Shareholder is a person subject to sanctions, a senior-foreign political figure, a politically exposed person1 or otherwise is deemed to be a high risk.

(e) Dealer agrees to notify the Placement Agent, in writing, if it is found, by its AML compliance officer, independent anti-money laundering auditor, or any Federal, state, or self-regulatory agencies, to be in violation of the Act, any regulation implementing the Act, or its AML Program.

(f) Dealer agrees to notify the Placement Agent immediately if Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.

(g) [Dealer shall execute an Anti-Corruption Certificate in the form of Exhibit B attached hereto.]

(h) Dealer understands that the SEC and certain U.S. states have adopted or may adopt political contribution limitations, including without limitation, Rule 206(4)-5 under the Investment Advisers Act of 1940, as amended, (together, all such laws, rules or regulations, “Pay-to-Play Regulations”) relating to political contributions of employees who solicit U.S. governments or agencies, and agrees to adopt policies and procedures reasonably designed to comply in all material respects with any applicable Pay-to-Play Regulations.

(i) Dealer will not solicit as an investor in the Company any retirement, pension, or similar plan or trust (collectively, a “Pension Plan”) which is established by a state, or a municipality of such state, that prohibits the use of placement agents or finders in connection with investments by such state’s or municipality’s Pension Plans.

Section 11. CONFIDENTIALITY, COMMUNICATIONS, NON-DISPARAGEMENT

(a) “Confidential Information” includes any non-publicly available and proprietary information, and includes, without limitation: (i) trade secrets concerning the business and affairs of the Company, the Placement Agent, or their respective affiliates; (ii) confidential data, know-how, current and

1 A “politically exposed person” is any individual who is or has been entrusted with a prominent public function, for example, Heads of State or of government, senior politicians, senior government, judicial or military officials, senior executives of state-owned corporations, or important political party officials.

13

planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Placement Agent, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Placement Agent, or their respective affiliates (including, without limitation, information relating to the Company’s actual or potential portfolio positions and investment and risk management practices and techniques, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented; (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing.

(b) Dealer agrees to hold, and to cause its employees, officers, directors, partners, service providers, advisors, attorneys or agents (collectively, “Representatives”) to hold, Confidential Information (whether received before, on, or after the date hereof) in strict confidence. Dealer shall only disclose Confidential Information to its Representatives who are subject to separate confidentiality obligations with respect to such information and only to the extent necessary to perform its obligations under this Agreement.

(c) Dealer agrees that it will use any Confidential Information solely in connection with its obligations, duties and undertakings pursuant to this Agreement and for no other purpose whatsoever.

(d) Dealer agrees that any privacy notice it delivers to Clients intended to satisfy its obligations under Title V of the Gramm-Leach-Bliley Act and Regulation S-P, as each may be amended, will comply with the provisions of this section 11, and Dealer will notify Clients that non-public personal information may be provided to financial service providers such as securities broker-dealers or investment companies, as permitted by law.

(e) The Confidential Information shall be kept confidential in accordance with the terms hereof by Dealer and its Representatives and shall not be disclosed by Dealer or its Representatives except (i) as may be consented to in writing by the Placement Agent, and (ii) as required by law, regulation or legal or judicial process, provided that, where such disclosure is required, Dealer shall provide the Placement Agent with a reasonable opportunity to review the disclosure, to the extent practicable and not prohibited by applicable law or regulation, before it is made, and to interpose their own objections to, or seek to limit, the disclosure at their own expense. Dealer shall be responsible for any breach of this Agreement by its Representatives.

(f) Upon written request by the Placement Agent, Dealer shall return Confidential Information in its possession; provided, however, that Dealer may maintain copies of Confidential Information as required by law or regulation, or Dealer’s internal recordkeeping policies, and the confidentiality obligations hereunder shall continue to apply to any such copies.

(g) Dealer agrees to comply with the requirements of applicable law relating to the protection of data and information.

(h) Dealer agrees that money damages may not be a sufficient remedy for any breach of this Section 11 by Dealer or its respective Representatives and that the Placement Agent shall be entitled to equitable relief, including injunction and specific performance in the event of any such breach, in each case without the posting of any bond, in addition to all other remedies available to the Placement Agent at law or in equity.

14

(i) Notwithstanding the foregoing, Dealer will not be in breach of this Section 11 by distributing to Clients copies of the Offering Materials, Dealer-Supplied Company Materials, Research Reports, or any other information approved in advance by the Placement Agent in writing.

(j) Dealer and the Placement Agent agree to work together in good faith to (i) respond in a prompt manner to inquiries of Clients as communicated by Dealer and (ii) organize informal forums on an as-needed basis for discussing material events relating to the Company with Clients.

Section 12. TERMINATION; AMENDMENT

(a) This Agreement shall become effective as of the date first written above and shall remain in force until the first anniversary of its effective date and shall thereafter continue in effect from year to year unless terminated in accordance with this Section 12.

(b) In addition to the automatic termination of this Agreement specified in Section 1(b) of this Agreement, each party to this Agreement may unilaterally cancel its participation in this Agreement by giving thirty (30) days’ prior written notice to the other party. Notwithstanding the foregoing, the Placement Agent or the Company may terminate Dealer’s ability to offer and sell Shares at any time. In addition, each party to this Agreement may, in the event of a material breach of this Agreement by the other party, terminate this Agreement immediately by giving written notice to the other party, which notice sets forth in reasonable detail the nature of the breach. Such notice shall be deemed to have been given and to be effective on the date on which it was either delivered personally to the other party or any officer or member thereof, or was sent in accordance with Section 18. Without limiting the generality of the foregoing, the provisions of Section 4(b) of this Agreement may be terminated immediately at any time with respect to the Shares, without the payment of any penalty, by a vote of either (i) a majority of the members of the Board of Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company and have no direct or indirect financial interest in the operation of the Company’s distribution and servicing plan or in any agreements related to such plan, or (ii) a majority of the outstanding voting securities, as defined in the 1940 Act (subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the SEC or its staff), of the Shares.

(c) This Agreement shall terminate immediately upon the appointment of a trustee under the Securities Investor Protection Act or any other act of insolvency by the Placement Agent or Dealer.

(d) The provisions of Section 4(b) of this Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. This Agreement may not be assigned by the Dealer or the Placement Agent without the other parties’ written consent; provided, however, that, subject to the immediately preceding sentence, the Placement Agent may assign this Agreement to any affiliate of the Placement Agent without the Dealer’s prior consent.

(e) This Agreement may be amended by Dealer and by the Placement Agent upon mutual written agreement between Dealer and the Placement Agent, except that this Agreement may be amended at any time by the Placement Agent or Dealer upon written notice to the other party in cases where such amendment is required (i) pursuant to the dictates of any relevant regulatory agency with jurisdiction over the Company, the Placement Agent, or Dealer or (ii) otherwise by operation of law.

15

Section 13. DISPUTE RESOLUTION; GOVERNING LAW

(a) The parties waive their rights to seek remedies in court, including any right to a jury trial. In the event of a dispute concerning any provision of this Agreement, either party may require the dispute to be submitted to binding arbitration in [New York, New York] under the commercial arbitration rules and procedures of FINRA. The parties agree that, to the extent permitted under such arbitration rules and procedures, the arbitrators selected shall be from the securities industry. Judgment upon any arbitration award may be entered by any state or federal court having jurisdiction.

(b) This Agreement shall be governed and construed in accordance with the laws of the [State of New York], without reference to the choice-of-law principles thereof.

Section 14. INVESTIGATIONS AND PROCEEDINGS

The parties to this Agreement agree to cooperate fully in any securities regulatory investigation or proceeding or any judicial proceeding with respect to each party’s activities under this Agreement and promptly to notify the other party of any such investigation or proceeding.

Section 15. CAPTIONS

All captions used in this Agreement are for convenience only and are not to be used in construing or interpreting any aspect hereof.

Section 16. SEVERABILITY

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any provision of this Agreement is held, under applicable law, to be invalid, illegal, or unenforceable in any respect, such provision shall be ineffective only to the extent of such invalidity, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way.

Section 17. SURVIVAL

Section 9 of this Agreement shall survive any termination of this Agreement and the obligations contained in Section 13 survive indefinitely.

Section 18. NOTICES

All notices required or permitted to be given under this Agreement shall be given in writing and delivered by personal delivery, by postage prepaid mail, or by facsimile machine (orally confirmed) or a similar means of same day delivery (with a confirming copy by mail). Unless otherwise notified in writing, all notices required to be given under this Agreement shall be given or sent to a party at the address listed on Exhibit A attached hereto. Each of us may change the address to which notices shall be sent by giving notice to the other party in accordance with this Section 18.

Section 19. NON-EXCLUSIVITY

Each of the parties acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

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Section 20. MISCELLANEOUS

(a) This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Facsimiles (including electronic facsimiles or PDFs of the signature pages of this Agreement) will have the same legal effect hereunder as originals.

(b) This Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and supersedes all previous agreements and/or understandings of the parties.

(c) As used in this Agreement, an “affiliate” of a party means any entity or person controlling, controlled by or under common control with such party.

Section 21. ERISA Matters

To the extent Dealer or any affiliate of Dealer acts as a fiduciary in connection with the offering or sale of Shares to any plan or account subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (such accounts being referred to as “Retirement Customers”), including under Section 3(21) of ERISA, Dealer represents, warrants and agrees that Dealer’s (and any affiliate’s) receipt of any compensation from the Placement Agent, the Company, Lord Abbett Private Credit Advisor LLC or any of their respective affiliates and related parties does not and will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or a breach of any other fiduciary duty (whether under ERISA or otherwise) that is owed to the Retirement Customer.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year set forth below.

[Signature Page Follows]

17

Lord Abbett Distributor LLC

By:
Name:
Title:

Date:

[DEALER]

By:
Name:
Title:

Date:
18

EXHIBIT A

NOTICES

Notices required by the Agreement should be sent as follows:

If to Dealer:	[●] Attn: [●] [●] [●] Tel.: [●] E-mail: [●]
If to Lord Abbett Private Credit Fund:	Lord Abbett Private Credit Fund Attn: Chief Legal Officer 30 Hudson Street Jersey City, New Jersey 07302 Tel.: (888) 522-2388 E-mail: legalnotices@lordabbett.com
If to Lord Abbett Distributor LLC:	Lord Abbett Distributor LLC c/o Lord, Abbett & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302 Tel.: (888) 522-2388 E-mail: legalnotices@lordabbett.com
A-1

EXHIBIT B

Reference is made to the selling agreement, dated [●], 202[●] (the “Selling Agreement”), by and among Lord Abbett Distributor LLC (the “Placement Agent”) and [●] (“Dealer”).

1. The Dealer acknowledges and agrees that it is the written and established policy of the Placement Agent to comply fully with all applicable laws and regulations of the United States and all jurisdictions in which it does business. The Dealer warrants and represents that it will not take any action that would constitute a violation, or implicate the Placement Agent in a violation, of any law of the United States, the United Kingdom or any other jurisdiction in which the Dealer engages in business, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), the UK Bribery Act of 2010 (the “Bribery Act”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “U.S.A. Patriot Act”), legislation enacted by member States and signatories implementing the OECD Convention Combating Bribery of Foreign Officials, and any similar statute, rule or policy (collectively, “Anti-Corruption Laws”).

2. In furtherance of the Placement Agent’s [Global Anti-Corruption Compliance Policy], a copy of which has been provided to the Dealer, the Dealer represents, warrants, and agrees that:

(a) The Dealer is neither a governmental entity nor an instrumentality of a government. If the Dealer becomes a governmental entity or instrumentality of a government during the term of the Selling Agreement, the Dealer shall notify the Placement Agent immediately so the Placement Agent may, and it hereby reserves the right to, take whatever precautions and actions that may be appropriate to assure compliance with applicable Anti-Corruption Laws.

(b) None of the Dealer’s principals, owners, officers, directors, or agents is currently a Government Official.2

(c) If any of the Dealer’s principals, owners, officers, directors, or agents becomes a Government Official during the term of the Selling Agreement, the Dealer shall notify the Placement Agent immediately so the Placement Agent may, and it hereby reserves the right to, take whatever precautions and actions that may be appropriate to assure compliance with applicable Anti-Corruption Laws.

(d) No Government Official is associated with, or owns an interest, whether direct or indirect, in the Dealer, or has any legal or beneficial interest in the proposed relationship, business or fee payments contemplated by the Selling Agreement. If a Government Official obtains such an interest, the Dealer shall notify the Placement Agent immediately so the Placement Agent may, and it hereby reserves the right to, take whatever precautions and actions that may be appropriate to assure compliance with applicable Anti-Corruption Laws.

(e) Neither the Dealer nor any of its principals, owners, officers, directors, or agents has promised to make, will promise to make, or will cause to be made, in connection with the Selling

[2]	The term “Government Official” includes, without limitation, all officers or employees of a government department, agency or instrumentality; permitting agencies; custom officials; political party officials; candidates for political office; officials of public international organizations (e.g., the Red Cross); employees or affiliates of an enterprise that is owned, sponsored, or controlled by any government—such as a health care facility, bank, utility, oil company, university or research institute; and any other position as defined by applicable Anti-Corruption Laws.
B-1

Agreement, any Payments3 (i) to or for the use or benefit of any Government Official; (ii) to any other person either for an advance or reimbursement, if it knows or has reason to know that any part of such Payment will be directly or indirectly given or paid by such other person, or will reimburse such other person for Payments previously made, to any Government Official; or (iii) to any other person or entity to obtain or keep business or to secure some other improper advantage.

(f) The Dealer shall notify the Placement Agent immediately of any violation or potential violation of Anti-Corruption Laws and shall be responsible for any damages to the Placement Agent, Lord Abbett Private Credit Fund or any of their affiliates from the Dealer’s or its agents’ violation or potential violation of Anti-Corruption Laws.

(g) The Dealer has effective controls that are sufficient to provide reasonable assurances that violations of applicable Anti-Corruption Laws will be prevented, detected and deterred.

[●]

By:
Name: [●]
Title: [●]

Date: [●]

[3]	The term “Payments” refers to anything of value, including cash, gifts, travel expenses, entertainment, offers of employment, provision of free services, and business meals. It may also include event sponsorships, consultant contracts, fellowship support, job offers, and charitable contributions made at the request of, or for the benefit of, an individual, his or her family, or other relations, even if made to a legitimate charity.
B-2

EXHIBIT C

Lord Abbett Private Credit Fund	Potential Placement Agent Fee
Common Shares	[ ]

EXHIBIT D

[DESIGNATED JURISDICTIONS]

EXHIBIT E-1

Covered Persons of [Dealer]

(i) [Name of Dealer], a [jurisdiction] [entity] (“Dealer”), and its executive officers and directors and officers participating in the offering of the Company;

(ii) financial advisors of Dealer soliciting investors for the Company who receive compensation with respect to such solicitation and any person that has been or will be paid (directly or indirectly) remuneration by Dealer for solicitation of purchasers in connection with such sale of the Company; and

(iii) Dealer’s general partner or managing member, and the general partner’s or managing member’s executive officers and directors and officers participating in the offering of the Company.

E-1

Exhibit E-2

Rule 506 Certificate

[Dealer Name] (“Dealer”) hereby certifies to Lord Abbett Private Credit Fund (the “Company”) as follows:

1. To the best of Dealer’s knowledge, after reasonable factual inquiry, neither of Dealer, nor Dealer’s general partner or managing member, is subject to disqualification as the result of any of the acts enumerated in Rule 506(d)(1)(i) through (viii) of the Securities Act of 1933, as amended (each a “Disqualifying Event”).

2.  After reasonable factual inquiry, Dealer reasonably believes that none of (i) Dealer’s directors, executive officers, or other officers participating in the offering of interests in the Company; (ii) directors, executive officers, or other officers of Dealer’s general partner or managing member participating in the offering of interests in the Company and (iii) any other person that has been or will be paid (directly or indirectly) remuneration by Dealer for solicitation of purchasers in connection with such sale of the Company is subject to any disqualification as a result of any Disqualifying Event.

3. Dealer hereby agrees that it will notify the Company promptly upon becoming aware that the foregoing is not, or no longer complete and accurate during the term of the offering period of the Company.

This Certificate is delivered for the benefit of the Company only, and may not be relied upon by any other person for any purpose whatsoever.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the __ day of ___, 20___.

[Dealer Name]

By:
Name:
Title:
E-2

Exhibit E-3

Important Regulatory Disclosure
[Dealer Name]

[None]